Exhibit 99.1

Management Presentation
February 2011

LMI AEROSPACE PROPRIETARY

Safe Harbor Statements
In addition to our past performance and other historical facts, this presentation contains certain forward-looking information such as our current expectations as to future performance. Such forward-looking information is based on management’s assumptions and analysis that are subject to numerous business risks and uncertainties, including risk and uncertainties that related to acquisitions. There can be no assurance that our assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result, among other things, of the factors detailed from time to time in our filings with the
Securities and Exchange Commission. Please refer to the Risk Factors contained in the company’s annual report on Form 10-K for the year ended December 31, 2009.

LMI AEROSPACE PROPRIETARY

Senior Management
Ronald S. Saks
CEO & Director
Lawrence E. Dickinson
CFO & Secretary
> Chief Financial Officer of LMI since 1993
> Chief Executive Officer of LMI since 1984

LMI AEROSPACE PROPRIETARY

 (1) Based on financials for the 9 month period ended September 30, 2010.
Investment Highlights
> Leading provider of design engineering services, assemblies and components for aerospace and defense markets
> Well-positioned on key programs with leading OEMs and Tier-1 market participants
> Favorable long-term industry trends toward outsourcing engineering, production and assembly
> Broad revenue / customer diversification(1)

 • 33% services, 67% production and assembly
 • 41% large commercial, 25% military, 29% regional and business
> Growth strategy leverages existing programs, disciplined M&A approach and integrated design-build model
> Experienced management team with an average of over 20 years experience and strong industry relationships

$300
200
100
0
$86
$101
$123
$169
$240
$241
$224
$262
2004
2005
2006
2007
2008
2009
2010E
2011E

$30
20
10
0
$3
$10
$16
$21
$26
$18
$20
$29
2004
2005
2006
2007
2008
2009
2010E
2011E

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

 (1) 2010E and 2011E reflect midpoint of Company guidance as of November 8, 2010.
Operating Income(1)

Revenue(1)

Investment Highlights (continued)

> Proven track record of financial performance

> Overall 2011 Revenues are expected to be $255 - $269 million

 • Aerostructures: $175 - $181 million
 • Engineering Services: $80 - $88 million
(US$ in millions)
(US$ in millions)

Mukilteo
Everett
Auburn
Sun Valley
San Diego
Vista
Mexicali
Wichita
Tulsa
Catoosa
Irving
Dallas
St. Louis
Greenville
Savannah
Forming
Machining
Processing
Distribution
Design
Composite
HQ

5 | LMI AEROSPACE PROPRIETARY
LMI AEROSPACE, INC

LMI’s Operations In Key Aerospace Markets

BOEING

Sikorsky
A United Technologies Company

Gulfstream
A GENERAL DYNAMICS COMPANY

LOCKHEED MARTIN

SPIRIT
AEROSYSTEMS

Vought [1]
Aircraft Industries, Inc.

ATK

NORTHROP GRUMMAN

MRJ
Mitsubishi Regional Jet
MITSUBISHI
AIRCRAFT CORPORATION

Aviation Partners Boeing
A joint venture of Aviation Partners, Inc. and The Boeing Company

DEPARTMENT OF THE NAVY
UNITED STATES OF AMERICA

FACC

BOMBARDIER

HondaJet

Hamilton Sundstrand
A United Technologies Company

JANICKI
INDUSTRIES

AIRBUS

Honeywell

Kawasaki

CYMER

6 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC

Strong Relationships with OEMs & Tier 1s
(1) Acquired by Triumph Group in 2010.

LMI AEROSPACE PROPRIETARY

Strategic Initiatives
> Achieve organic growth within our engineering and manufacturing businesses as well as through new design-build projects
> Make project management expertise the cornerstone of our competitive advantage
> Continue to diversify our customers across three major market sectors
> Pursue strategic acquisitions to build critical mass and capabilities to win larger, more complex projects
> Provide exemplary customer service
> Target perfect quality and delivery performance
> Implement global sourcing strategy to provide value to our customers
> Continue to invest in training and development of our workforce
Goal: Double our size by 2014 and maintain debt to equity ratio less than 1:1

Research
Define
Design and Test
Manufacture
LMI
AEROSPACE, INC.
|
LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

LMI Offers Full Lifecycle Support from Engineering &
Design to Assembly & Manufacturing
> Customer defines
 product or project
 requirements
> Done together with
 customer
> Time and materials
 billing
> Testing on fixed
 price basis
> Joint input between
 LMI and Customer
> Quote in
 competition with
 others
> Build to print
> Long-term
 contracts with
 customers

Testing
Integrated Design-Build-Test Service
Engineering
Manufacturing

SPIRIT AEROSYSTEMS

Gulfstream
A GENERAL DYNAMICS COMPANY

MRJ
Mitsubishi Regional Jet

MITSUBISHI AIRCRAFT CORPORATION

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

Design-Build Strategy
“We will provide integrated solutions to our
aerospace customers through creative and
value-driven engineering and manufacturing
processes, throughout the product life cycle.”
> LMI is positioned as a “turnkey” aerospace systems
 provider, capitalizing on the accelerating trend of OEMs
 outsourcing complex aircraft development projects
> Technical leadership through over 300 highly skilled D3
 engineers and 46 Intec technicians
> New programs expected to require substantial annual
 investments in engineering and tooling
> Continue to seek acquisitions to broaden capabilities
 and support production of larger, complex assemblies
Select Customers

2009
2010
2011
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
Key Milestones
PDR
CDR
Models Complete
Incremental
Invoicing Milestones
Design / Dev Phase
Detail Design Phase
Tooling Dev & Fab
Detail Component Fabrication
Assembly & CO
First Flight May 2012

10 | LMI AEROSPACE PROPRIETARY
LMI AEROSPACE, INC

Mitsubishi Regional Jet Tailcone
> MJET required a supplier with design, tooling and fabrication capabilities
> Critical Design Review held in 4th quarter 2010
> 1st unit to be delivered in 3rd quarter 2011
> Engineering and tooling funded through milestone payments

LMI AEROSPACE PROPRIETARY

Add New Programs and Market Share Gains
> Pursue new programs with both new and existing customers
 • Add new programs across Commercial, Military, Regional and Business jet sectors
 • Aerostructures and Engineering segments have consistently added 4-6 new major programs per year
> New design-build programs expected to require substantial initial investments in engineering and tooling
 • Satisfy stringent ROI requirement
> Potential long-term commitment of in-house design resources may be necessary

D3 Technologies

intec

VERSAFORM CORPORATION

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

Growth through Acquisitions
> Plan to acquire businesses with solid management teams and technical capabilities to continue expanding the complexity of our products
 • Composites and other non-metal products
 • High speed machining
> Acquisition program from 1998 through 2009 resulted in 8 successfully acquired and integrated businesses
 • Broadened our breadth of engineering and manufacturing capabilities
 • Diversified our markets and programs served

$7.1
6%
$33.6
30%
$26.8
24%
40%
$46.1

$1.5
3%
$15.5
28%
$15.1
27%
42%
$22.9

$8.6
5%
$49.1
29%
$41.9
25%
41%
$69.0

■ Large Commercial Aircraft ■ Military Aircraft ■ ■

(1) Sector revenue breakdown based on financials for the 9 month period ended September 30, 2010.

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

9 Mos - 2010 Aerostructures Revenue - $113.6m
Diversified Revenues Across Aerospace Sectors
> Disciplined diversification strategy protects LMI from downturns in any single sector
 Eliminations for the 9 month period totaled to $0.5 million and spread ratably across sector percentages.
9 Mos - 2010 Engineering Services Revenue - $55.0m
9 Mos - 2010 LMI Revenue - $168.6m
Regional and Business Jet
Other
(US$ in millions)
(US$ in millions)
(US$ in millions)

'09-'13 CAGR 7.5%
700
600
500
400
300
200
100
0
481
462
503
553
643
2009
2010
2011E
2012E
2013E

'09-'12 CAGR 4.1%
250
200
150
100
50
0
186
211
212
210
2009
2010E
2011E
2012E

'09-'13 CAGR 9.3%
120
100
80
60
40
20
0
75
75
90
102
107
2009
2010
2011E
2012E
2013E

Bold indicates LMI program.

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

> Global GDP growth leading to
 increased air traffic volumes in
 domestic and international
 markets
> OEMs have increased planned
 production rates (737, 747, 777,
 787, A320)
> New fuel-efficient aircraft
 programs are gaining traction
 (e.g. 787, A350) with significant
 backlog
> Rotorcraft demand driven by high
 utilization and aging fleet
> Engineering services for military
 aircraft programs driven by
 upgrades, maintenance,
 modification and new aircraft
 development
> Expectations for Sikorsky military
 helicopters to reach 211 units in
 2010
> Business jet flight operations
 experienced double-digit growth
 for most of 2010
> High end large cabin market is
 showing signs of recovery
> Large cabin Gulfstream deliveries
 expected to grow to 107 in 2013
 from 75 in 2010
Military Aircraft
Regional and Business Jet
Focus on Diverse Markets
Large Commercial Aircraft
Gulfstream Large Cabin Deliveries
Sikorsky Military Helicopter Deliveries
Boeing Aircraft Deliveries
Source: DoD, Industry and Wall Street research.

LMI AEROSPACE PROPRIETARY

LMI Programs
Large Commercial Aircraft
Military Aircraft
Regional and Business Jet
767 Winglet
Modification
Boeing Structural
Design
767 Tanker
Sikorsky Cabin
Assembly
Fuselage Kit
MJET
> Wing/Wingbox Design
> Fuselage/Empennage Design
> Composite Design Expertise
> Weight Improvement Studies
> Tool Design and Fabrication
> Rapid Prototyping and Test
> Wing Skins and
 Components
> Fuselage Skins and
 Components
> Leading Edges
> Winglet Leading Edge
 and Modification Kit
> Structural Sheet Metal and
 Extruded Components
> Detail Interior Components
> Helicopter Components
> Helicopter Assemblies
> Housings and Assemblies
 for Gun Turrets
> Avionics and Tactical
 Software Development
> Winglet Design
> Certification Planning
 and Support
> Design for
 Manufacturing Cost
Aerostructures Products
Engineering Services
G-650
G-550
Blackhawk Models
CH-53K
787
777
LMI Platform

(US$ in millions)

$300
200
100
0
$86
$101
$123
$169
$240
$241
$224
$262
2004
2005
2006
2007
2008
2009
2010E
2011E

$30
20
10
0
$3
$10
$16
$21
$26
$18
$20
$29
2004
2005
2006
2007
2008
2009
2010E
2011E

|
LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

History of Financial Success
Guidance for 2010
Revenue(1)
Operating Income(1)
(US$ in millions)
Guidance for 2011
(US$ in millions)
Revenue			$224
Gross Profit Margin	23.0%	-	24.0%
SG&A	$31.9	-	$32.5
Interest Expense	$0.70	-	$0.75
Tax Rate	34.4%	-	34.4%
(US$ in millions)
Revenue	$255	-	$269
Gross Profit Margin	23.7%	-	24.7%
SG&A	$33.8	-	$35.2
Interest Expense	$0.55	-	$0.65
Tax Rate	36.2%	-	36.2%

$40
30
20
10
0
$8
$14
$20
$26
$37
$31
$30
2004
2005
2006
2007
2008
2009
2010E

LMI AEROSPACE, INC.

LMI AEROSPACE PROPRIETARY

> Significant liquidity
 • $80 million revolver with additional $40 million accordion feature
 • Focus on achieving significant free cash flow
(1) 2010E reflects midpoint of Company guidance as of August 6, 2010. EBITDA equals operating income plus depreciation, amortization, stock compensation expense and goodwill impairment.
(2) $80 million capacity.
(3) Excludes capital leases and equipment notes.
	9/30/10	12/31/09
Cash & Equivalents	-	-
Drawn revolver(2)	-	$17.0
Net Debt(3)	-	17.0
Undrawn revolver(2)	$80.0	63.0
Strong Cash Generation
EBITDA(1)
Current Net Debt and Revolver Capacity
(US$ in millions)
(US$ in millions)

LMI AEROSPACE PROPRIETARY

Investment Highlights
> Leading provider of design engineering services, assemblies and components for aerospace and defense markets
> Well-positioned on key programs with leading OEMs and Tier-1 market participants
> Favorable long-term industry trends toward outsourcing engineering, production and assembly
> Broad revenue / customer diversification
> Demonstrated track record of strong financial performance
> Growth strategy leverages existing programs, disciplined M&A approach and integrated design-build model
> Experienced management team with an average of over 20 years experience and strong industry relationships